--------------------------------------------------------------------------------
John Hancock Advisers, LLC
601 Congress Street                                            John Hancock logo
Boston, Massachusetts 02210-2805



September 19, 2005


The Bank of New York
One Wall Street
New York, NY  10286

Re:    JOHN HANCOCK CAPITAL SERIES
       John Hancock Allocation Core Portfolio

Dear Sirs:

    John Hancock Capital Series (the "Trust"), a Massachusetts business trust, on its own behalf and on behalf of the above-named series of the Trust (the "Fund") hereby notifies The Bank of New York (the "Bank") that the Trust desires to place and maintain the Fund's securities and cash in the custody of the Bank pursuant to the Custody Agreement, Foreign Custody Manager Agreement, and Fund Accounting Agreement, effective September 19, 2005.

    If the Bank agrees to provide such services, please sign below and return a signed original of this letter to the undersigned.

                                     JOHN HANCOCK CAPITAL SERIES
                                     On behalf of
                                     John Hancock Allocation Core Portfolio



                                By:  /s/Keith F. Hartstein
                                     Keith F. Hartstein
                                     President and Chief Executive Officer



THE BANK OF NEW YORK



By:  /s/Edward G. McGann
     Name:  Edward G. McGann
     Title:  Managing Director

--------------------------------------------------------------------------------
John Hancock Advisers, LLC
601 Congress Street                                            John Hancock logo
Boston, Massachusetts 02210-2805



September 19, 2005


The Bank of New York
One Wall Street
New York, NY  10286

Re:    JOHN HANCOCK CAPITAL SERIES
       John Hancock Allocation Growth + Value Portfolio

Dear Sirs:

    John Hancock Capital Series (the "Trust"), a Massachusetts business trust, on its own behalf and on behalf of the above-named series of the Trust (the "Fund") hereby notifies The Bank of New York (the "Bank") that the Trust desires to place and maintain the Fund's securities and cash in the custody of the Bank pursuant to the Custody Agreement, Foreign Custody Manager Agreement, and Fund Accounting Agreement, effective September 19, 2005.

    If the Bank agrees to provide such services, please sign below and return a signed original of this letter to the undersigned.

                                JOHN HANCOCK CAPITAL SERIES
                                On behalf of
                                John Hancock Allocation Growth + Value Portfolio



                                By: /s/Keith F. Hartstein
                                    Keith F. Hartstein
                                    President and Chief Executive Officer



THE BANK OF NEW YORK



By:    /s/Edward G. McGann
       Name:  Edward G. McGann
       Title:  Managing Director